OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Supplement dated October 11, 2017 to the
Statement of Additional Information dated August 28, 2017

This supplement amends the Statement of Additional Information ("SAI") of Oppenheimer Gold & Special Minerals Fund (the "Fund"), and is in addition to any other supplements.

The section titled "Ownership of Fund Shares" on page 42 is deleted in its entirety and replaced with the following:

•	Ownership of Fund Shares. As of June 30, 2017, the Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Dollar Range of Shares Beneficially Owned in the Fund
Shanquan Li	$100,001 - $500,000

You should read this supplement in conjunction with the SAI and retain it for future reference.

October 11, 2017	PS0410.036